As filed
(Translation)

To: Commissioner, Financial Services Agency of Japan
Filed on: November 8, 2007

Name of the Registrant Fund:	PUTNAM U.S. GOVERNMENT INCOME TRUST

Name and Official Title of Representative of	Charles E. Porter
Trustees:	Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal Executive
Officer

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Attorney-in-fact:	Akihiro Wani [seal]
Attorney-at-Law

Address or Location of Attorney-in-fact:	Gaikokuho Kyodo-Jigyo Horitsu Jimusho
Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

Name of Liaison Contact:	Akihiro Wani
Attorney-at-Law

Place of Liaison Contact:	Gaikokuho Kyodo-Jigyo Horitsu Jimusho
Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

Phone Number:	03-6212-1200

STATEMENT OF MERGER OF FOREIGN INVESTMENT FUNDS

We hereby report the merger of the following foreign investment funds pursuant to the provision of Article 16 of the Law concerning Investment Trust and Investment Company in Japan (Law No 198 of 1951, as amended) which is applied mutatis mutandis by Article 59 of the same Law.

- PUTNAM U.S. GOVERNMENT INCOME TRUST

- PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

1 Name of the foreign investment funds relevant to the merger

PUTNAM U.S. GOVERNMENT INCOME TRUST (the “Acquiring Fund”)

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND (the “Target Fund”) (Primarily offered in the U.S. and no offering has been made in Japan.)

2 Name of the foreign investment fund after the merger

PUTNAM U.S. GOVERNMENT INCOME TRUST

3 Description of and reason for the merger

(i) Description of the merger:

Upon the merger, the Target Fund will be merged into the Acquiring Fund. The shares of the Target Fund will be exchanged on a tax-free basis for the shares of the Acquiring Fund with an equal total net asset value. The declaration of trust of the Acquiring Fund will not be changed.

The proposed merger requires the approval at the shareholders’ meeting of the Target Fund to be held on November 1, 2007 at Boston, Massachusetts, U.S.A.

(ii) Reason for the merger:

The both funds’ investment goals and strategies are generally similar. The funds’ investment manager believes that the proposed merger offers shareholders of the Target Fund both the opportunity to invest in a larger fund with generally similar investment policies and a greater potential to achieve further economies of scale and a lower expense ratio, through there can be no assurance that these benefits will result. In addition, the funds’ investment manager believes that shareholding of the Acquiring Fund would obtain the benefits of increased scale without the expense of portfolio transactions. The funds’ investment manager noted as well that the proposed merger would allow the investment team, which currently manages both funds, to concentrate its efforts and resources more efficiently. For the reasons above, the two funds are planned to be merged.

4 Date on which the merger is to be effective

Scheduled on or about November 9, 2007

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Attachments:

1.	Trust Deed, etc. after the Merger (Declaration of Trust of USGIT)

2.	Minutes of Trustees’ Meeting approving the Merger

3.	Certificate of Incumbency

4.	Power of Attorney

5.	Registration Statement filed in the original country (N-14AE submitted to SEC on
May 2, 2007)

6.	Legal Opinion

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